UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2015

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01.  Other Events.

FedEx Corporation (“FedEx”) and Federal Express Corporation (“FedEx Express”) are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibit filed herewith into FedEx’s and FedEx Express’s Registration Statement on Form S-3 (Registration No. 333-207036).

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the joint press release of FedEx and TNT Express N.V. (“TNT”), dated October 20, 2015, announcing an update on the European Commission competition process relating to FedEx’s proposed acquisition of TNT.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description
99.1	Joint Press Release of FedEx Corporation and TNT Express N.V. dated October 20, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: October 20, 2015	By:	/s/ CHRISTINE P. RICHARDS
Christine P. Richards
Executive Vice President,
General Counsel and Secretary

Federal Express Corporation

Date: October 20, 2015	By:	/s/ CLEMENT EDWARD KLANK III
Clement Edward Klank III
Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Joint Press Release of FedEx Corporation and TNT Express N.V. dated October 20, 2015.

E-1